                                                                    EXHIBIT 10.1

                                                                  EXECUTION COPY

================================================================================

                              AMENDED AND RESTATED
                                TRUST AGREEMENT

                                    between

                        BAY VIEW WAREHOUSE CORPORATION,
                                  as Depositor

                                      and

                           WILMINGTON TRUST COMPANY,
                                as Owner Trustee

                           Dated as of June 20, 2005

================================================================================

                                TABLE OF CONTENTS

SECTION                                                   HEADING                                              PAGE
ARTICLE I                 Definitions......................................................................     1

         Section 1.1      Capitalized Terms................................................................     1
         Section 1.2      Other Definitional Provisions....................................................     3

ARTICLE II                Organization.....................................................................     4

         Section 2.1      Name.............................................................................     4
         Section 2.2      Office...........................................................................     4
         Section 2.3      Purposes and Powers..............................................................     4
         Section 2.4      Appointment of Owner Trustee.....................................................     7
         Section 2.5      Initial Capital Contribution of Issuer Trust Estate..............................     7
         Section 2.6      Declaration of Trust.............................................................     7
         Section 2.7      Title to Issuer Trust Estate.....................................................     8
         Section 2.8      Situs of Trust...................................................................     8
         Section 2.9      Representations and Warranties of the Depositor..................................     8
         Section 2.10     Covenants of the Certificateholder...............................................     9
         Section 2.11     Federal Income Tax Treatment of the Trust........................................    10

ARTICLE III               Certificate and Transfer of Interest.............................................    10

         Section 3.1      Initial Ownership................................................................    10
         Section 3.2      The Certificate..................................................................    10
         Section 3.3      Authentication of Certificate....................................................    10
         Section 3.4      Registration of Transfer and Exchange of Certificate.............................    11
         Section 3.5      Mutilated, Destroyed, Lost or Stolen Certificates................................    12
         Section 3.6      Persons Deemed Certificateholders................................................    12
         Section 3.7      Maintenance of Office or Agency..................................................    12
         Section 3.8      Disposition in Whole But Not in Part.............................................    12
         Section 3.9      ERISA Restrictions...............................................................    13

ARTICLE IV                Voting Rights and Other Actions..................................................    13

         Section 4.1      Prior Notice to Holder with Respect to Certain Matters...........................    13
         Section 4.2      Action by Certificateholder and Indenture Trustee with Respect to
                          Certain Matters..................................................................    14
         Section 4.3      Restrictions on Certificateholder's Power........................................    14
         Section 4.4      Rights of Majority Holders.......................................................    15

ARTICLE V                 Authority and Duties of Owner Trustee............................................    15

         Section 5.1      General Authority................................................................    15
         Section 5.2      General Duties...................................................................    16
         Section 5.3      Action upon Instruction..........................................................    16

         Section 5.4      No Duties Except as Specified in this Agreement or in Instructions...............    17
         Section 5.5      No Action Except under Specified Documents or Instructions.......................    18
         Section 5.6      Restrictions.....................................................................    18

ARTICLE VI                Concerning the Owner Trustee.....................................................    19

         Section 6.1      Acceptance of Trusts and Duties..................................................    19
         Section 6.2      Furnishing of Documents..........................................................    21
         Section 6.3      Representations and Warranties...................................................    21
         Section 6.4      Reliance; Advice of Counsel......................................................    22
         Section 6.5      Not Acting in Individual Capacity................................................    22
         Section 6.6      Owner Trustee Not Liable for Notes or Receivables................................    22
         Section 6.7      Owner Trustee May Own Notes......................................................    23
         Section 6.8      Licenses.........................................................................    23

ARTICLE VII               Compensation of Owner Trustee....................................................    23

         Section 7.1      Owner Trustee's Fees and Expenses................................................    23
         Section 7.2      Indemnification..................................................................    23
         Section 7.3      Payments to the Owner Trustee....................................................    24
         Section 7.4      Non-recourse Obligations.........................................................    24

ARTICLE VIII              Termination of Trust Agreement...................................................    24

         Section 8.1      Termination of Trust Agreement...................................................    24

ARTICLE IX                Successor Owner Trustees and Additional Owner Trustees...........................    25

         Section 9.1      Eligibility Requirements for Owner Trustee.......................................    25
         Section 9.2      Resignation or Removal of Owner Trustee..........................................    26
         Section 9.3      Successor Owner Trustee..........................................................    26
         Section 9.4      Merger or Consolidation of Owner Trustee.........................................    27
         Section 9.5      Appointment of Co-Trustee or Separate Trustee....................................    27

ARTICLE X                 Miscellaneous....................................................................    28

         Section 10.1     Supplements and Amendments.......................................................    28
         Section 10.2     No Legal Title to Issuer Trust Estate in Certificateholder.......................    29
         Section 10.3     Limitations on Rights of Others..................................................    30
         Section 10.4     Notices..........................................................................    30
         Section 10.5     Severability.....................................................................    30
         Section 10.6     Separate Counterparts............................................................    30
         Section 10.7     Assignments......................................................................    30
         Section 10.8     No Recourse......................................................................    30
         Section 10.9     Headings.........................................................................    31
         Section 10.10    GOVERNING LAW....................................................................    31
         Section 10.11    Servicer.........................................................................    31
         Section 10.12    No Petition......................................................................    31

                                    EXHIBITS

EXHIBIT A  FORM OF CERTIFICATE
EXHIBIT B  FORM OF CERTIFICATE OF TRUST

                      AMENDED AND RESTATED TRUST AGREEMENT

      This Amended and Restated TRUST AGREEMENT, dated as of June 20, 2005, is by and between BAY VIEW WAREHOUSE CORPORATION, a Delaware corporation, as depositor (the "Depositor"), and Wilmington Trust Company, a Delaware banking corporation (together with its successors and assigns, the "Trust Company"), as owner trustee (in such capacity, the "Owner Trustee").

                                   WITNESSETH:

      WHEREAS, the Depositor and the Owner Trustee are parties to that certain Trust Agreement of Bay View 2005 Warehouse Trust, dated as of June 20, 2005 (the "Trust Agreement");

      WHEREAS, the Depositor and the Owner Trustee desire to accomplish the matters set forth herein and amend and restate the Trust Agreement as set forth herein;

      In consideration of the mutual agreements and covenants herein contained, the Depositor and the Owner Trustee hereby agree for the benefit of each of them and the Holders of the Certificates as follows:

                                    ARTICLE I

                                   DEFINITIONS

      Section 1.1 Capitalized Terms. For all purposes of this Agreement, the following terms shall have the meanings set forth below:

      "Agreement" shall mean the Trust Agreement as amended by this Amended and Restated Trust Agreement, as the same may be further amended and supplemented from time to time.

      "Bankruptcy Code" shall mean Title 11 of the United States Code and any successor statute thereto, in either case, as now or hereafter in effect.

      "Bay View Acceptance" shall mean Bay View Acceptance Corporation, a Nevada corporation.

      "Certificate" shall mean a trust certificate evidencing the beneficial interest of a Certificateholder in the Trust, substantially in the form of Exhibit A attached hereto.

      "Certificateholder" or "Holder" shall mean the Person in whose name a Certificate is registered on the Certificate Register.

      "Certificate of Trust" shall mean the Certificate of Trust substantially in the form of Exhibit B previously filed for the Trust pursuant to Section 3810(a) of the Statutory Trust Statute.

      "Certificate Register" and "Certificate Registrar" shall mean the register mentioned and the registrar appointed pursuant to Section 3.4.

      "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the Treasury Regulations promulgated thereunder.

      "Corporate Trust Office" shall mean, with respect to the Owner Trustee, the principal corporate trust office of the Owner Trustee located at One Rodney Square North, 1100 Market Street, Wilmington, Delaware 19890-0001, Attention:
Corporate Trust Office; or at such other address in the State of Delaware as the Owner Trustee may designate by notice to the Certificateholder and the Depositor, or the principal corporate trust office of any successor Owner Trustee (the address (which shall be in the State of Delaware) of which the successor owner trustee will notify the Certificateholder and the Depositor).

      "Depositor" shall mean the Depositor in its capacity as depositor hereunder.

      "ERISA" shall have the meaning assigned to such term in Section 3.9.

      "Expenses" shall have the meaning assigned to such term in Section 7.2.

      "Indemnified Parties" shall have the meaning assigned to such term in
Section 7.2.

      "Indenture" shall mean the Indenture, dated as of the date hereof, among the Trust, as issuer, and JPMorgan, as indenture trustee, as the same may be amended and supplemented from time to time.

      "Indenture Trustee" shall mean JPMorgan, until a successor Person shall have become the Indenture Trustee pursuant to the applicable provisions of the Indenture, and thereafter "Indenture Trustee" means such successor Person.

      "Instructing Party" shall have the meaning assigned to such term in
Section 5.3.

      "Issuer Trust Estate" shall mean all right, title and interest of the Trust in and to the property and rights assigned to the Trust pursuant to
Article II of the Sale and Servicing Agreement, all funds on deposit from time to time in the trust accounts and all other property of the Trust from time to time, including any rights of the Owner Trustee and the Trust pursuant to the Sale and Servicing Agreement.

      "JPMorgan" shall mean JPMorgan Chase Bank, N.A., and its successors and assigns.

      "Owner Trustee" shall mean the Trust Company, not in its individual capacity but solely as owner trustee under this Agreement, and any successor Owner Trustee hereunder.

      "Responsible Officer" shall mean, with respect to the Owner Trustee, any officer within the Corporate Trust Office of the Owner Trustee with direct responsibility for the administration of the Trust and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

      "Sale and Servicing Agreement" shall mean the Sale and Servicing Agreement, dated as of the date hereof, among the Trust, as issuer, the Depositor, Bay View Acceptance, as servicer and as contributor, Systems & Services Technologies, Inc., as backup servicer, and the Indenture Trustee, as the same may be amended and supplemented from time to time.

      "Secretary of State" shall mean the Secretary of State of the State of Delaware.

      "Statutory Trust Statute" shall mean Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code Section 3801 et seq. as the same may be amended from time to time.

      "Transaction Documents" shall have the meaning assigned to such term in the Indenture.

      "Treasury Regulations" shall mean regulations, including proposed or temporary regulations, promulgated under the Code. References herein to specific provisions of proposed or temporary regulations shall include analogous provisions of final Treasury Regulations or other successor Treasury Regulations.

      "Trust" shall mean Bay View 2005 Warehouse Trust.

      "Trust Company" shall mean Wilmington Trust Company, a Delaware banking corporation, and its successors and assigns.

      Section 1.2 Other Definitional Provisions. (a) Capitalized terms used herein and not otherwise defined have the meanings assigned to them in the Indenture or, if not defined therein, in the Transaction Documents.

      (b) All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

      (c) As used in this Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles as in effect on the date of this Agreement or any such certificate or other document, as applicable. To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such certificate or other document shall control.

      (d) The words "hereof," "herein," "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Article, Section and Exhibit references contained in this Agreement are references to Articles, Sections and Exhibits in or to this Agreement unless otherwise specified; and the term "including" shall mean "including without limitation."

      (e) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

                                   ARTICLE II

                                  ORGANIZATION

      Section 2.1 Name. Pursuant to the Trust Agreement, there is formed a trust known as "Bay View 2005 Warehouse Trust" (the "Trust"), in which name the Owner Trustee shall have power and authority, and, pursuant to this Agreement, is hereby authorized and empowered, to conduct the business of the Trust, make and execute contracts and other instruments on behalf of the Trust and sue and be sued.

      Section 2.2 Office. The office of the Trust shall be in care of the Owner Trustee at the Corporate Trust Office or at such other address as the Owner Trustee may designate by written notice to the Certificateholder.

      Section 2.3 Purposes and Powers. (a) The purpose of the Trust is, and the Trust shall have the power and authority, and is hereby authorized and empowered, without the need for further action on the part of the Trust, and the Owner Trustee shall have power and authority, and is hereby authorized and empowered, in the name and on behalf of the Trust, to do or cause to be done all acts and things as may be necessary, appropriate, or convenient to cause the Trust to engage in the following activities:

            (i) to issue the Notes (the "Notes") pursuant to the Indenture and the Certificate pursuant to this Agreement, and to sell such Notes;

            (ii) with the proceeds of the sale of the Notes, to fund the Collection Account and the Spread Account, to pay the organizational, start-up and transactional expenses of the Trust, to purchase the Receivables to be included in the Issuer Trust Estate and to pay the amounts due to the Depositor pursuant to the Sale and Servicing Agreement;

            (iii) to assign, grant, transfer, pledge, mortgage and convey the Issuer Trust Estate to the Indenture Trustee pursuant to the Indenture for the benefit of the Noteholders, the Agent and the Financial Institutions and to hold, manage and distribute to the Certificateholder pursuant to the terms of the Indenture any portion of the Issuer Trust Estate released from the Lien of, and remitted to the Trust pursuant to, the Indenture, if any;

            (iv) to enter into, execute, deliver and perform its obligations under the Transaction Documents to which it is a party and to consummate the transactions contemplated by such Transaction Documents to be consummated by it;

            (v) to engage in those activities, including entering into agreements, that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith;

            (vi) to issue the Certificate pursuant to this Agreement; and

            (vii) subject to compliance with the Transaction Documents, to engage in such other activities as may be required in connection with conservation of the Issuer Trust Estate and the making of distributions to the Certificateholder and the Noteholders.

      The Trust is hereby authorized to engage in the foregoing activities. The Trust shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement or the Transaction Documents.

      (b) The Trust's only assets shall be the Issuer Trust Estate. Other than in connection with the Notes or as otherwise contemplated in the Transaction Documents, the Trust shall not secure any indebtedness with any of the Issuer Trust Estate.

      (c) Other than with respect to the transfer to the Trust of the Issuer Trust Estate or its obligations under the Transaction Documents, the Trust will acquire no obligations of, shall not make loans or advances to, will not borrow funds from, shall not assume or guarantee the obligations or liabilities of, shall not have its obligations or liabilities guaranteed by, and shall not hold itself out as responsible for the debts and obligations of the Owner Trustee, the Certificateholder, the Contributor, the Depositor, the Indenture Trustee or any other Person or entity.

      (d) The Trust shall not manage, control, use, sell, dispose of or otherwise deal with any part of the Issuer Trust Estate except in accordance with the specific limitations set forth in this Agreement and the other Transaction Documents to which the Trust is a party.

      (e) Other than for federal income tax purposes, the Trust shall, in all dealings with the public, identify itself under the name of the Trust and as a separate and distinct entity from any other Person or entity. All transactions and agreements between the Trust and third parties shall be conducted in the name of the Trust as an entity separate and independent from the Owner Trustee, the Indenture Trustee, the Contributor, the Depositor and the Certificateholder.

      (f) Other than for federal income tax purposes, all transactions and agreements between the Trust on the one hand, and any of the Owner Trustee, the Trust Company, the Indenture Trustee, the Depositor, the Contributor and the Certificateholder on the other hand, shall reflect the separate legal existence of each entity and will be formally documented in writing. The pricing and other material terms of all such transactions and agreements shall be on terms substantially similar to those that would be available on an arm's-length basis with unaffiliated third parties.

      (g) The Trust shall not commingle its funds and other assets with those of any other Person or business entity and shall maintain its assets and liabilities in such a manner that it shall not be costly or difficult to segregate, ascertain or identify its individual assets and liabilities from those of any other Person or entity. The Owner Trustee or the Indenture Trustee, as contemplated by the Transaction Documents, shall hold the Issuer Trust Estate on behalf of the Trust.

      (h) The Trust shall pay its liabilities and losses as they become due from the Issuer Trust Estate; provided, however, that, except as provided in the Transaction Documents, none of the Issuer Trust Estate shall be used to pay the liabilities (including liability in respect of guaranties) and losses of the Owner Trustee, the Depositor, the Contributor, the Indenture Trustee or the Certificateholder. The Trust has been structured to maintain capital in an amount reasonably sufficient to meet the anticipated needs of the Trust.

      (i) The Trust shall not share any of the same officers or other employees with the Servicer, the Depositor, the Contributor, the Indenture Trustee or the Certificateholder; provided, however, that the Owner Trustee may act in such capacity on behalf of the Trust and the Certificateholder and the Servicer may act as administrator on behalf of the Trust and the Certificateholder.

      (j) The Trust shall not, jointly with the Servicer, the Depositor, the Contributor, the Indenture Trustee or the Certificateholder contract or do business with vendors or service providers or share overhead expenses; provided, however, that the Owner Trustee may act in such capacity on behalf of the Trust and the Certificateholder and the Servicer may act as administrator on behalf of the Trust and the Certificateholder.

      (k) The Trust shall maintain any bank accounts, books and records and annual financial statements prepared in accordance with generally accepted accounting principles, separate from those of the Owner Trustee, the Trust Company, the Indenture Trustee, the Depositor, the Contributor and the Certificateholder. The foregoing will reflect that the assets and liabilities of and all transactions and transfers of funds involving the Trust shall be separate from those of each such other entity, and the Trust shall pay or bear the cost of the preparation of its own financial statements and shall not pay or bear the cost of the preparation of the financial statements of any such other entity. Neither the accounting records nor the financial statements of the Trust will indicate that the Issuer Trust Estate is available to pay creditors of the Owner Trustee, the Trust Company, the Indenture Trustee, the Depositor, the Contributor or the Certificateholder or any other Person or entity.

      (l) The Owner Trustee shall not have the power to commence a voluntary proceeding in bankruptcy relating to the Trust without the prior approval of the Certificateholder and the Indenture Trustee (acting at the direction of the Majority Holders) and the Depositor and the delivery to the Owner Trustee by the Certificateholder and the Depositor of a certificate stating that such entity reasonably believes that the Trust is insolvent.

      (m) The Owner Trustee and the Depositor each covenants and agrees that it will not at any time institute against the Certificateholder, or join in any institution against the Certificateholder of any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceeding under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Certificate or this Agreement. The Owner Trustee and the Depositor each covenants and agrees that it will not, in any capacity, seek the substantive consolidation of the assets of the Trust with the Certificateholder or any other person.

      (n) Except to the extent contemplated by the Transaction Documents, the Trust shall not make a general assignment for the benefit of creditors, voluntarily commence any proceeding or file any petition in bankruptcy, petition or apply to any tribunal for the appointment of a custodian, receiver or any trustee or for a substantial part of such entity's property, commence any proceeding under any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, whether now or hereafter in effect, consent or acquiesce in the filing of any such petition, application, proceeding or appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Trust, as applicable, or any substantial part of such entity's property, or admit the Trust's inability to pay its debts generally as they become due or authorize any of the foregoing to be done or taken on behalf of the Trust or take any action in furtherance of any such action.

      (o) The Certificate cannot be transferred other than pursuant to Section 3.8.

      (p) The Certificate shall entitle any Certificateholder only to the benefits and distributions as are expressly set forth in this Agreement and the Indenture.

      (q) The Trust and this Agreement may not be revoked or terminated except in accordance with Section 8.1 of this Agreement and in no event shall the Certificateholder have the ability to terminate the Trust unilaterally.

      (r) The Trust shall not merge or consolidate with any Person, participate in any asset sale or other transfer of ownership interests or form, acquire or hold any subsidiary (whether corporate, partnership, limited liability company or other type of entity) except, in each case, to the extent contemplated by the Transaction Documents.

      (s) Neither the Depositor nor the Certificateholder shall request or instruct the Owner Trustee to take or refrain from taking any action if such action or inaction would be contrary to any obligation of the Trust or the Owner Trustee under this Agreement or contrary to the limited purposes of the Trust, and the Owner Trustee shall be under no obligation to comply with any such request or instruction if given.

      Section 2.4 Appointment of Owner Trustee. The Depositor hereby appoints the Owner Trustee as trustee of the Trust effective as of the date hereof, to have all the rights, powers, authority, authorization and duties set forth herein.

      Section 2.5 Initial Capital Contribution of Issuer Trust Estate. The Owner Trustee hereby acknowledges receipt in trust from the Depositor of the sum of $1 which contribution shall constitute the initial Issuer Trust Estate. The Depositor shall pay organizational expenses of the Trust as they may arise or shall, upon the request of the Owner Trustee, promptly reimburse the Owner Trustee or the Trust Company for any such expenses paid by the Owner Trustee or the Trust Company.

      Section 2.6 Declaration of Trust. The Owner Trustee hereby declares that it will hold the Issuer Trust Estate in trust upon and subject to the conditions set forth herein for the use and benefit of the Indenture Trustee and the Noteholders, subject to the obligations of the Trust under the Transaction Documents. It is the intention of the parties hereto that the Trust constitute a statutory trust under the Statutory Trust Statute and that this Agreement constitute the governing instrument of such statutory trust. Effective as of the date hereof, the Owner Trustee shall have all rights, powers and authority set forth herein and to the extent not inconsistent herewith, in the Statutory Trust Statute with respect to accomplishing the purposes of the Trust. The Owner Trustee shall file the Certificate of Trust with the Secretary of State.

      Neither the Certificateholder or the Owner Trustee shall have any personal liability for any liability or obligation of the Trust.

      Section 2.7 Title to Issuer Trust Estate. (a) Legal title to all of the Issuer Trust Estate shall be vested at all times in the Trust as a separate legal entity except where applicable law in any jurisdiction requires title to any part of the Issuer Trust Estate to be vested in a trustee or trustees, in which case title shall be deemed to be vested in the Owner Trustee, a co-trustee and/or a separate trustee, as the case may be.

      (b) The Holder shall not have legal title to any part of the Issuer Trust Estate. The Holder shall be entitled to receive distributions with respect to its undivided ownership interest therein only in accordance with Article VIII. No transfer, by operation of law or otherwise, of any right, title or interest by the Certificateholder of its ownership interest in the Issuer Trust Estate shall operate to terminate this Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of legal title to any part of the Issuer Trust Estate.

      Section 2.8 Situs of Trust. The Trust will be administered in the State of Delaware. All bank accounts maintained on behalf of the Trust shall be located in the State of Delaware, the State of California or such other location as the Cerificateholder may determine. Payments will be received by the Trust only in such locations and payments will be made by the Trust only from such locations. The Trust shall not have any employees in any state other than Delaware; provided, however, that nothing herein shall restrict or prohibit the Owner Trustee, the Servicer or any agent of the Trust from having employees within or without the State of Delaware. The only office of the Trust will be at the Corporate Trust Office located in Delaware.

      Section 2.9 Representations and Warranties of the Depositor. The Depositor makes the following representations and warranties on which the Owner Trustee relies in accepting the Issuer Trust Estate in trust and the Trust relies in issuing the Notes, upon which the Noteholders rely in accepting the Notes.

      (a) Organization and Good Standing. The Depositor is duly organized and validly existing as a Delaware corporation with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted and is proposed to be conducted pursuant to this Agreement and the Transaction Documents.

      (b) Due Qualification. It is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of its property, the conduct of its business and the performance of its obligations under this Agreement and the Transaction Documents requires such qualification.

      (c) Power and Authority. The Depositor has the corporate power and authority to execute and deliver this Agreement and to carry out its terms; the Depositor has full power and authority to sell and assign the property to be sold and assigned to and deposited with the Trust, and the Depositor has duly authorized such sale and assignment and deposit to the Trust by all necessary corporate action; and the execution, delivery and performance of this Agreement has been duly authorized by the Depositor by all necessary corporate action.

      (d) No Consent Required. No consent, license, approval or authorization or registration or declaration with, any Person or with any governmental authority, bureau or agency is required in connection with the execution, delivery or performance of this Agreement and the Transaction Documents, except for such as have been obtained, effected or made.

      (e) No Violation. The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the certificate of incorporation or by-laws of the Depositor, or any material indenture, agreement or other instrument to which the Depositor is a party or by which it is bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Transaction Documents); nor violate any law or, to the best of the Depositor's knowledge, any order, rule or regulation applicable to the Depositor of any court or of any Federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties.

      (f) No Proceedings. There are no proceedings or investigations pending or, to its knowledge threatened against it before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over it or its properties (A) asserting the invalidity of this Agreement or any of the Transaction Documents, (B) seeking to prevent the issuance of the Notes or the consummation of any of the transactions contemplated by this Agreement or any of the Transaction Documents, (C) seeking any determination or ruling that might materially and adversely affect its performance of its obligations under, or the validity or enforceability of, this Agreement or any of the Transaction Documents, or (D) seeking to adversely affect the federal income tax or other federal, state or local tax attributes of the Notes.

      (g) Binding Obligation. This Agreement constitutes a legal, valid and binding obligation of the Depositor enforceable in accordance with its terms.

      Section 2.10 Covenants of the Certificateholder. The Certificateholder agrees:

            (a) to be bound by the terms and conditions of the Certificates of which a Holder is the owner and of this Agreement, including any supplements or amendments hereto and to perform the obligations of a Holder as set forth therein or herein, in all respects as if it were a signatory hereto. This undertaking is made for the benefit of the Trust, the Owner Trustee, the Trust Company, the Indenture Trustee and the Noteholders; and

            (b) until the completion of each of the events specified in Section 8.1(d), not to, for any reason, institute proceedings for the Trust to be adjudicated a bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against the Trust, or file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to bankruptcy, or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Trust or a substantial part of its property, or cause or permit the Trust to make any assignment for the benefit of its creditors, or admit in writing its inability to pay its debts generally as they become due, or declare or effect a moratorium on its debt or take any action in furtherance of any such action.

      Section 2.11 Federal Income Tax Treatment of the Trust. (a) For so long as the Trust has a single owner for federal income tax purposes, it will, pursuant to Treasury Regulations promulgated under section 7701 of the Code, be disregarded as an entity distinct from the Certificateholder for all federal income tax purposes. Accordingly, for federal income tax purposes, the Certificateholder will be treated as (i) owning all assets owned by the Trust,
(ii) having incurred all liabilities incurred by the Trust, and (iii) all transactions between the Trust and the Certificateholder will be disregarded.

      (b) Neither the Owner Trustee nor the Certificateholder will, under any circumstances, and at any time, make an election on IRS Form 8832 or otherwise, to classify the Trust as an association taxable as a corporation for federal, state or any other applicable tax purpose.

      (c) In the event that the Trust has two equity owners for federal income tax purposes, the Trust will be treated as a partnership. At any such time that the Trust has two such equity owners, this Agreement will be amended, in accordance with Section 10.1 hereof, and appropriate provisions will be added so as to provide for treatment of the Trust as a partnership.

                                   ARTICLE III

                      CERTIFICATE AND TRANSFER OF INTEREST

      Section 3.1 Initial Ownership. Upon the formation of the Trust and until the issuance of the Certificate to the initial Certificateholder, the Depositor shall be the sole beneficial owner of the Trust.

      Section 3.2 The Certificate. The Certificate shall be executed on behalf of the Trust by manual or facsimile signature of an authorized officer of the Owner Trustee. A Certificate bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Trust, shall be validly issued and entitled to the benefit of this Agreement, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the authentication and delivery of such Certificate or did not hold such offices at the date of authentication and delivery of such Certificate. A transferee of a Certificate shall become a Certificateholder, and shall be entitled to the rights and subject to the obligations of a Certificateholder hereunder, upon due registration of such Certificate in such transferee's name pursuant to Section 3.4.

      Section 3.3 Authentication of Certificate. Concurrently with the initial transfer of the Receivables to the Trust pursuant to the Sale and Servicing Agreement, the Trust shall issue the

Certificate, which shall be executed by the Owner Trustee on behalf of the Trust, authenticated in accordance with this Agreement and delivered to or upon the written order of the Depositor. No Certificate shall entitle its Holder to any benefit under this Agreement, or shall be valid for any purpose, unless there shall appear on such Certificate a certificate of authentication substantially in the form set forth in Exhibit A, executed by the Owner Trustee or the Owner Trustee's authentication agent, by manual signature; such authentication shall constitute conclusive evidence that such Certificate shall have been duly and validly authorized, issued, authenticated and delivered hereunder. The Certificate shall be dated the date of its authentication.

      Section 3.4 Registration of Transfer and Exchange of Certificate. The Certificate Registrar shall keep or cause to be kept, at the office or agency maintained pursuant to Section 3.7, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Certificate Registrar shall provide for the registration of the Certificate and, subject to Section 3.8 hereof, of transfers and exchanges of the Certificate as herein provided. JPMorgan shall be the initial Certificate Registrar. Promptly upon written request therefor from the Owner Trustee, the Certificate Registrar shall provide to the Owner Trustee in writing such information regarding or contained in the Certificate Register as the Owner Trustee may reasonably request. The Owner Trustee (as such and in its individual capacity) shall be entitled to rely (and shall be fully protected in relying) on such information.

      The Certificate Registrar shall provide the Owner Trustee with the name and address of the Certificateholder on the Closing Date. Upon any transfers of the Certificate, the Certificate Registrar shall notify the Owner Trustee of the name and address of the transferee in writing, by facsimile, on the day of such transfer.

      Upon surrender for registration of transfer of the Certificate at the office or agency maintained pursuant to Section 3.7, the Owner Trustee, or the Certificate Registrar on its behalf shall execute, authenticate and deliver, in the name of the designated transferee, a new Certificate dated the date of authentication by the Owner Trustee or any authenticating agent.

      A Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Owner Trustee and the Certificate Registrar duly executed by the Certificateholder or his attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Certificate Registrar, which requirements include membership or participation in the Securities Transfer Agent's Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Certificate Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended. Each Certificate surrendered for registration of transfer or exchange shall be canceled and subsequently disposed of by the Certificate Registrar in accordance with its customary practice.

      No service charge shall be made for any registration of transfer or exchange of the Certificate, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of the Certificate.

      Section 3.5 Mutilated, Destroyed, Lost or Stolen Certificates. If (a) any mutilated Certificate shall be surrendered to the Certificate Registrar, or if the Certificate Registrar shall receive evidence to its satisfaction of the destruction, loss or theft of any Certificate and (b) there shall be delivered to the Certificate Registrar and the Owner Trustee (as such and in its individual capacity), such security or indemnity as may be required by them to defend and save each of them harmless, then in the absence of notice that such Certificate shall have been acquired by a protected purchaser, the Owner Trustee or the Certificate Registrar on behalf of the Trust shall execute and the Owner Trustee, or the Certificate Registrar on its behalf, shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like class, tenor and denomination. In connection with the issuance of any new Certificate under this Section, the Owner Trustee or the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Certificate issued pursuant to this Section shall constitute conclusive evidence of an ownership interest in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

      Section 3.6 Persons Deemed Certificateholders. Every Person by virtue of becoming a Certificateholder in accordance with this Agreement shall be deemed to be bound by the terms of this Agreement. Prior to due presentation of the Certificate for registration of transfer or exchange, the Owner Trustee, the Certificate Registrar and the Indenture Trustee and any agent of the Owner Trustee, the Certificate Registrar and the Indenture Trustee may treat the person in whose name any Certificate shall be registered in the Certificate Register as the owner of such Certificate for the purpose of receiving distributions pursuant to the Sale and Servicing Agreement and for all other purposes whatsoever, and none of the Owner Trustee (as such and in its individual capacity), the Certificate Registrar or the Indenture Trustee nor any agent of the Owner Trustee (as such and in its individual capacity) or the Certificate Registrar shall be bound by any notice to the contrary.

      Section 3.7 Maintenance of Office or Agency. The Certificate Registrar shall maintain in New York, New York, an office or offices or agency or agencies where the Certificate may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Certificate Registrar in respect of the Certificate and the Transaction Documents may be served. The Certificate Registrar initially designates the Indenture Trustee, as its principal office for such purposes. The Certificate Registrar shall give prompt written notice to the Depositor, the Certificateholder and the Owner Trustee of any change in the location of the Certificate Register or any such office or agency.

      Section 3.8 Disposition in Whole But Not in Part. The Certificate may be transferred in whole but not in part. Any attempted transfer in part of the Certificate shall be void. The Certificate is only transferable to an entity with the prior written consent of the Majority Holders in their sole discretion. In connection with any proposed transfer of the Certificate, the Majority Holders shall certify in a writing delivered to the Owner Trustee and the Certificate Registrar that the Majority Holders consent to such transfer. Notwithstanding any other provision herein or elsewhere, other than to determine that any certification delivered to the Owner Trustee pursuant to this Section
3.8 or Section 3.9 substantially complies with the requirements set forth in the preceding two sentences or in Section 3.9 as the case may be, neither the Owner Trustee nor the Certificate Registrar shall have any obligation to determine whether or not any transfer or exchange or proposed or purported transfer or exchange of a Certificate is permitted under or in accordance with this Agreement; neither the Owner Trustee nor the Certificate Registrar nor the Trust Company shall have any personal liability to any Person in connection with any transfer or exchange or proposed or purported transfer or exchange (and/or registration thereof) that is not permitted under or in accordance with this Agreement; the Owner Trustee and the Certificate Registrar shall be entitled to rely (and shall be fully justified and protected (each as such and in its individual capacity) in so relying) on the Certificate Register as to the identity of the Certificateholder and as to the Certificate and the denomination thereof. Any Certificate issued shall contain a legend stating "THIS CERTIFICATE IS NOT TRANSFERABLE, EXCEPT UNDER THE LIMITED CONDITIONS SPECIFIED IN THE TRUST AGREEMENT."

      Section 3.9 ERISA Restrictions. The Certificate may not be, and each proposed transferee of a Certificate shall certify in writing delivered to the Owner Trustee and the Certificate Registrar that the Certificate is not being, acquired by or for the account of (i) an employee benefit plan (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) that is subject to the provisions of Title I of ERISA, (ii) a plan (as defined in Section 4975(e)(1) of the Code) that is subject to Section 4975 of the Code, or (iii) any entity whose underlying assets include assets of a plan described in (i) or (ii) above by reason of such plan's investment in the entity (each, a "Benefit Plan"). By accepting and holding its beneficial ownership interest in its Certificate, the Holder thereof shall be deemed to have represented and warranted that it is not a Benefit Plan.

                                   ARTICLE IV

                         VOTING RIGHTS AND OTHER ACTIONS

      Section 4.1 Prior Notice to Holder with Respect to Certain Matters. With respect to the following matters, the Trust shall not take action unless at least 30 days before the taking of such action, the Owner Trustee shall have notified the Certificateholder and the Indenture Trustee in writing of the proposed action, and the Certificateholder, with the prior written consent of the Majority Holders, has approved such action in writing, which approval has been received by the Owner Trustee by the 30th day after such notice is given:

            (a) the election by the Trust to file an amendment to the Certificate of Trust (unless such amendment is required to be filed under the Statutory Trust Statute or unless such amendment would not materially and adversely affect the interests of the Certificateholder and the Noteholders);

            (b) the amendment of the Indenture by a supplemental indenture in circumstances where the consent of any Certificateholder is required;

            (c) the amendment of the Indenture by a supplemental indenture in circumstances where the consent of any Certificateholder is not required and such amendment materially adversely affects the interest of the Certificateholder;

            (d) except pursuant to Section 13.01 of the Sale and Servicing Agreement, the amendment, change or modification of the Sale and Servicing Agreement;

            (e) except as provided in Article VIII hereof, dissolve, terminate or liquidate the Trust in whole or in part;

            (f) do any act which would make it impossible to carry on the ordinary business of the Trust;

            (g) confess a judgment against the Trust;

            (h) possess Trust assets, or assign the Trust's right to property, for other than a Trust purpose;

            (i) cause the Trust to lend any funds to any entity;

            (j) change the Trust's purpose and powers from those set forth in this Agreement; or

            (k) cause the Trust to incur, assume or guaranty any indebtedness except as set forth in this Agreement.

            (l) the initiation of any material claim or litigation by the Trust (except for claims or lawsuits brought in connection with the collection of Receivables); or

            (m) the appointment pursuant to the Indenture of a successor Indenture Trustee or the consent to the assignment by the Indenture Trustee, Certificate Registrar or Owner Trustee of any of its obligations under the Indenture or this Agreement.

      The Owner Trustee shall notify the Certificateholder in writing of any appointment of a successor Certificate Registrar or Indenture Trustee within five Business Days after receipt of notice thereof.

      Section 4.2 Action by Certificateholder and Indenture Trustee with Respect to Certain Matters. The Trust shall not have the power, except upon the direction of the Certificateholder and (acting at the direction of the Majority Holders) the Indenture Trustee in accordance with the Transaction Documents, to
(a) remove the Servicer under the Sale and Servicing Agreement pursuant to
Section 10.2 thereof or (b) except as expressly provided in the Transaction Documents, sell the Receivables after the termination of the Indenture. The Trust shall take the actions referred to in the preceding sentence only upon written instructions signed by the Certificateholder and the Indenture Trustee (acting at the direction of the Majority Holders) and the furnishing of indemnification satisfactory to the Owner Trustee (as such and in its individual capacity) by the Certificateholder.

      Section 4.3 Restrictions on Certificateholder's Power. (a) The Certificateholder shall not direct the Owner Trustee to take or refrain from taking any action if such action or inaction would be contrary to any obligation of the Trust or the Owner Trustee under this Agreement or any of the Transaction Documents or would be contrary to Section 2.3, nor shall the Owner Trustee be obligated to follow any such direction, if given.

      (b) The Certificateholder shall not have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action, or proceeding in equity or at law upon or under or with respect to this Agreement or any Transaction Document, unless the Certificateholder is the Instructing Party pursuant to Section 5.3 and, unless the Certificateholder previously shall have given to the Owner Trustee a written notice of default and of the continuance thereof, as provided in this Agreement, and also unless the Certificateholder shall have made written request upon the Owner Trustee to institute such action, suit or proceeding in its own name as Owner Trustee under this Agreement and shall have offered to the Owner Trustee (as such and in its individual capacity) such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Owner Trustee, for 30 days after its receipt of such notice, request, and offer of indemnity, shall have neglected or refused to institute any such action, suit, or proceeding, and during such 30-day period no request or waiver inconsistent with such written request has been given to the Owner Trustee pursuant to and in compliance with this Section or Section 5.3. For the protection and enforcement of the provisions of this Section, the Certificateholder and the Owner Trustee shall be entitled to such relief as can be given either at law or in equity.

      Section 4.4 Rights of Majority Holders. Notwithstanding anything to the contrary in the Transaction Documents, without the prior written consent of the Majority Holders (which consent shall not be unreasonably withheld or delayed), the Trust shall not (i) remove the Servicer, (ii) initiate any claim, suit or proceeding by the Trust or compromise any claim, suit or proceeding brought by or against the Trust, other than with respect to the enforcement of any Receivable or any rights of the Trust thereunder, (iii) authorize the merger or consolidation of the Trust with or into any other statutory trust or other entity (other than in accordance with Section 3.10 of the Indenture) or (iv) amend the Certificate of Trust (unless such amendment is required to be filed under applicable law) or this Agreement.

                                    ARTICLE V

                      AUTHORITY AND DUTIES OF OWNER TRUSTEE

      Section 5.1 General Authority. (a) The Owner Trustee shall have power and authority, and is hereby authorized and empowered, in the name and on behalf of the Trust, to execute and deliver the Transaction Documents to which the Trust is named as a party and each certificate or other document attached as an exhibit to or contemplated by the Transaction Documents to which the Trust is named as a party and any amendment thereto, in each case, in such form as the Depositor shall approve as evidenced conclusively by the Owner Trustee's execution thereof, including, without limitation, one or more certificates in connection with opinion letters delivered at closing and the authentication order by the Trust directing the Indenture Trustee to authenticate and deliver Notes in an aggregate principal amount not to exceed $450,000,000 at any given time. In addition to the foregoing, the Owner Trustee shall have power and authority and hereby is authorized and empowered, but shall not be obligated, to take all actions required of the Trust pursuant to the Transaction Documents. The Owner Trustee shall have power and authority and hereby is further authorized and empowered from time to time to take such action as the Instructing Party recommends with respect to the Transaction Documents so long as such activities are consistent with the terms of the Transaction Documents.

      (b) The Owner Trustee shall on behalf of the Trust (i) maintain (or cause to be maintained) on a calendar year basis books with respect to amounts actually received or disbursed by the Owner Trustee, (ii) deliver (or cause to be delivered) to each Certificateholder, such information as may be reasonably and in writing requested by such Certificateholder and is in the possession of the Owner Trustee to enable each Certificateholder to prepare its federal and state income tax returns, and (iii) file or cause to be filed such tax returns relating to the Trust as are provided to it in execution form by Bay View Acceptance, and pursuant to direction of Bay View Acceptance make such elections as may from time to time be so requested by Bay View Acceptance in connection with any applicable state or federal statute or rule or regulation thereunder. The Owner Trustee shall make all tax elections pursuant to this Section 5.1 as directed in writing by Bay View Acceptance. The Owner Trustee shall sign on behalf of the Trust all tax information returns and any other returns as may be requested by Bay View Acceptance, each as provided to it in execution form pursuant to this Section, and in doing so shall rely entirely upon, and shall have no personal liability for information provided by, or calculations provided by, Bay View Acceptance.

      (c) The Owner Trustee shall sign on behalf of the Trust any applicable tax returns of the Trust, unless applicable law requires the Certificateholder to sign such documents, in which case such documents shall be presented for signature to the Certificateholder and not the Owner Trustee.

      Section 5.2 General Duties. It shall be the duty of the Owner Trustee to discharge (or cause to be discharged) all of the responsibilities expressly required to be performed by the Owner Trustee pursuant to the terms of this Agreement and the Sale and Servicing Agreement and the other Transaction Documents to which the Trust is a party, in the interest of the Holder, subject to the Transaction Documents to which it is a party and in accordance with the provisions of this Agreement and the other Transaction Documents to which the Trust is a party. Notwithstanding the foregoing, the Owner Trustee shall be deemed to have discharged its duties and responsibilities hereunder and under the Transaction Documents to the extent Bay View Acceptance has agreed in the Sale and Servicing Agreement to perform any act or to discharge any duty of the Trust or the Owner Trustee hereunder or under any Transaction Document, and the Owner Trustee shall not be personally liable for the default or failure of Bay View Acceptance to carry out its obligations under the Sale and Servicing Agreement or this Agreement, as applicable.

      Section 5.3 Action upon Instruction. (a) Subject to Article IV, the Majority Holders or the Certificateholder (the "Instructing Party") shall have the exclusive right to direct the actions of the Owner Trustee in the management of the Trust, so long as such instructions are not inconsistent with the express terms set forth herein or in any Transaction Document. The Instructing Party shall not instruct the Owner Trustee in a manner inconsistent with this Agreement or the Transaction Documents.

      (b) The Owner Trustee shall not be required to take any action hereunder or under any Transaction Document if the Owner Trustee shall have reasonably determined, or shall have been advised by counsel, that such action is likely to result in personal liability on the part of the Owner Trustee or is contrary to the terms hereof or of any Transaction Document or is otherwise contrary to law.

      (c) Whenever the Owner Trustee is unable to decide between alternative courses of action permitted or required by the terms of this Agreement or any Transaction Document, the Owner Trustee shall promptly give written notice (in such form as shall be appropriate under the circumstances) to the Instructing Party requesting instruction as to the course of action to be adopted, and to the extent the Owner Trustee acts or refrains from acting in good faith in accordance with any written instruction of the Instructing Party received, the Owner Trustee shall not be personally liable on account of such action or inaction to any Person. If the Owner Trustee shall not have received appropriate instruction within ten days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action, not inconsistent with this Agreement or the Transaction Documents, as it shall deem to be in the best interests of the Certificateholder, and shall have no personal liability to any Person for such action or inaction.

      (d) In the event that the Owner Trustee is unsure as to the application of any provision of this Agreement or any Transaction Document or any such provision is ambiguous as to its application, or may be, in conflict with any other applicable provision, or in the event that this Agreement permits any determination by the Owner Trustee or is silent or is incomplete as to the course of action that the Owner Trustee is required or permitted to take with respect to a particular set of facts, the Owner Trustee may give notice (in such form as shall be appropriate under the circumstances) to the Instructing Party requesting instruction and, to the extent that the Owner Trustee acts or refrains from acting in good faith in accordance with any such instruction received, the Owner Trustee shall not be personally liable, on account of such action or inaction, to any Person. If the Owner Trustee shall not have received appropriate instruction within 10 days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action, not inconsistent with this Agreement or the Transaction Documents, as it shall deem to be in the best interests of the Certificateholder, and shall have no personal liability to any Person for such action or inaction.

      Section 5.4 No Duties Except as Specified in this Agreement or in Instructions. The Owner Trustee shall not have any duty or obligation to manage, make any payment with respect to, register, record, sell, dispose of, or otherwise deal with the Issuer Trust Estate, or to otherwise take or refrain from taking any action under, or in connection with, any document contemplated hereby to which the Trust or the Owner Trustee is a party, except as expressly provided by the terms of this Agreement or in any document or written instruction received by the Owner Trustee pursuant to Section 5.3; and no implied duties or obligations shall be read into this Agreement or any Transaction Document against the Owner Trustee. The Owner Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to prepare or file any filing for the Trust or to record this Agreement or any Transaction Document. The Trust Company nevertheless agrees that it will, at its own cost and expense, promptly take all action as may be necessary to discharge any Liens on any part of the Issuer Trust Estate that result from actions by, or claims against, the Owner Trustee (solely in its individual capacity) and that are not related to the ownership or the administration of the Issuer Trust Estate or the Trust Company serving as Owner Trustee.

      Section 5.5 No Action Except under Specified Documents or Instructions. The Owner Trustee shall not manage, control, use, sell, dispose of or otherwise deal with any part of the Issuer Trust Estate except (i) in accordance with the powers granted to and the authority conferred upon the Owner Trustee pursuant to this Agreement, (ii) in accordance with the Transaction Documents and (iii) in accordance with any document or instruction delivered to the Owner Trustee pursuant to Section 5.3.

      Section 5.6 Restrictions. The Owner Trustee shall not take any action (a) that is inconsistent with the purposes of the Trust set forth in Section 2.3 or
(b) that, to the actual knowledge of a Responsible Officer of the Owner Trustee, would result in the Trust's becoming taxable as a corporation for federal income tax purposes. The Certificateholder shall not direct the Owner Trustee to take action that would violate the provisions of this Section. The Trust shall:

      (a) maintain its records and books of account separate and apart from those of any other Person or entity;

      (b) maintain its books, records, resolutions and agreements as official records;

      (c) not commingle its funds or assets with those of any other person or entity;

      (d) hold its assets in its own name;

      (e) conduct business in its own name;

      (f) maintain full and complete financial records in accordance with generally accepted accounting principals and maintains its financial statements, accounting records and other entity documents separate from any other person or entity;

      (g) pay its own liabilities out of its own funds and assets;

      (h) maintain an arms-length relationship with its affiliates;

      (i) not incur indebtedness, other than indebtedness contemplated by the Transaction Documents;

      (j) not assume or guarantee or become obligated for the debts of any other person or entity or hold out its credit as being available to satisfy the obligation of any other person or entity, except as contemplated by the Transaction Documents;

      (k) not acquire obligations or securities of its beneficiaries;

      (l) allocate fairly and reasonably shared expenses, including without limitation, shared office space, and use separate stationery, invoices and checks;

      (m) not pledge its assets for the benefit of any other person or entity, except as contemplated by the Transaction Documents;

      (n) identify or hold itself out as a separate and distinct entity under its own name and not as a division or part of any other person or entity;

      (o) not make loans to any person or entity, except as contemplated in the Transaction Documents;

      (p) not identify its Certificateholders, or any affiliates of any of them, as a division or part of the Trust;

      (q) not enter into, or be a party to, any transaction with its members or its affiliates except in the ordinary course of business and on terms which are intrinsically fair and are no less favorable to it than would be obtained in a comparable arms-length transaction with an unrelated third party;

      (r) observe all entity formalities under applicable law;

      (s) correct any known misunderstanding regarding its separate identity;
and

      (t) maintain adequate capital in light of its contemplated business operations.

The Instructing Party shall not direct the Owner Trustee to take action that would violate the provisions of this Section.

                                   ARTICLE VI

                          CONCERNING THE OWNER TRUSTEE

      Section 6.1 Acceptance of Trusts and Duties. The Owner Trustee accepts the trusts hereby created and agrees to perform only such duties as are expressly required to be performed by the Owner Trustee under this Agreement and the other Transaction Documents to which the Trust is a party. The Owner Trustee also agrees to disburse all moneys actually received by it constituting part of the Issuer Trust Estate upon the terms of the other Transaction Documents to which the Trust is a party and this Agreement. The Owner Trustee shall not be personally answerable or accountable hereunder or under any other Transaction Document under any circumstances, except to the Certificateholder and the Trust
(i) for its own willful breach, willful misconduct or gross negligence, (ii) in the case of the inaccuracy of any representation or warranty contained in
Section 6.3 expressly made by the Owner Trustee in its individual capacity or
(iii) for liabilities arising from the failure of the Owner Trustee to perform obligations expressly undertaken by it in the last sentence of Section 5.4 hereof. In particular, but not by way of limitation (and subject to the exceptions set forth in the preceding sentence):

      (a) the Owner Trustee shall not be personally liable for any error of judgment made by the Owner Trustee unless such error constitutes gross negligence;

      (b) the Owner Trustee shall not be personally liable with respect to any action taken or omitted to be taken by it in accordance with the instructions of the Depositor, the Certificateholder or the Majority Holders given in accordance with this Agreement;

      (c) no provision of this Agreement or any other Transaction Document shall require the Owner Trustee to expend or risk its own funds or otherwise incur any personal financial liability in the performance or exercise of any of its rights, duties or powers hereunder or under any other Transaction Document if the Owner Trustee (as such and in its individual capacity) shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or personal liability is not reasonably assured or provided to it (as such and in its individual capacity);

      (d) under no circumstances shall the Owner Trustee be personally liable for indebtedness evidenced by or arising under any of the Transaction Documents, including the principal of and interest on the Notes;

      (e) the Owner Trustee shall not be personally responsible for or in respect of the validity or sufficiency of this Agreement or for the due execution hereof by the Depositor or for the form, character, genuineness, sufficiency, value or validity of any of the Issuer Trust Estate or for or in respect of the validity or sufficiency of the Transaction Documents, other than the Owner Trustee's due execution of the Notes in the name of the Trust, and the Owner Trustee shall in no event assume or incur any personal liability, duty, or obligation to the Certificateholder or to any Noteholder or other person, other than as expressly provided for herein and in the other Transaction Documents to which the Trust is a party;

      (f) the Owner Trustee shall not be personally liable for the default or misconduct of the Indenture Trustee or the Servicer under any of the Transaction Documents or otherwise and the Owner Trustee shall have no obligation or personal liability to perform the obligations of the Trust under this Agreement or the other Transaction Documents that are required to be performed by the Indenture Trustee or the Servicer;

      (g) the Owner Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation under this Agreement or otherwise or in relation to this Agreement or any Transaction Document, at the request, order or direction of the Depositor, the Certificateholder or the Noteholders unless the Certificateholder, the Depositor or the Noteholders have offered to the Owner Trustee (as such and in its individual capacity) security or indemnity reasonably satisfactory to it (as such and in its individual capacity) against the costs, expenses and liabilities that may be incurred by the Owner Trustee (as such and in its individual capacity) therein or thereby. The right of the Owner Trustee to perform any discretionary act enumerated in this Agreement or in any other Transaction Document shall not be construed as a duty, and the Owner Trustee shall not be personally answerable except to the Certificateholder and the Trust for its own gross negligence, willful breach or willful misconduct in the performance of any such act; and

      (h) notwithstanding anything contained herein or elsewhere to the contrary, neither the Trust Company in its individual capacity, nor the Owner Trustee shall be required to take any action in any jurisdiction other than in the State of Delaware if the taking of such action will (i) require the consent or approval or authorization or order of or the giving of notice to, or the registration with or the taking of any other action in respect of, any state or other governmental authority or agency of any jurisdiction other than the State of Delaware; (ii) result in any fee, tax or other governmental charge under the laws of any jurisdiction or any political subdivisions thereof in existence on the date hereof other than the State of Delaware becoming payable by the Trust Company; or (iii) subject the Trust Company to personal jurisdiction in any jurisdiction other than the State of Delaware for causes of action arising from acts unrelated to the consummation of the transactions by the Trust Company in its individual capacity or as Owner Trustee, as the case may be, contemplated hereby. The Owner Trustee shall be entitled to obtain advice of counsel (which advice shall be an expense of the Depositor) to determine whether any action required to be taken pursuant to this Agreement or the other Transaction Documents results in the consequences described in clauses (i), (ii) and (iii) of the preceding sentence. In the event that said counsel advises the Owner Trustee that such action will result in such consequences, the Owner Trustee as necessary will appoint an additional trustee pursuant to Section 9.5 hereof to proceed with such action.

      Section 6.2 Furnishing of Documents. Subject to Section 3.6, the Owner Trustee shall furnish to the Certificateholder promptly upon receipt of a written request therefor, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and any other instruments furnished to the Owner Trustee under the Transaction Documents. On behalf of the Owner Trustee, the Depositor shall furnish to the Certificateholder promptly upon written request therefor, copies of the Sale and Servicing Agreement and the Indenture.

      Section 6.3 Representations and Warranties. The Trust Company hereby represents and warrants to the Depositor and the Certificateholder, that:

            (a) It is a banking corporation duly organized and validly existing in good standing under the laws of the State of Delaware. It has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement.

            (b) It has taken all corporate action necessary to authorize the execution and delivery by it of this Agreement, and this Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Agreement on its behalf.

            (c) Neither the execution nor the delivery by it of this Agreement, nor the consummation by it of the transactions contemplated hereby, nor compliance by it with any of the terms or provisions hereof will contravene any Federal or Delaware law, governmental rule or regulation governing the banking or trust powers of the Owner Trustee or any judgment or order binding on it, or constitute any default under its charter documents or by-laws or any indenture, mortgage, contract, agreement or instrument (other than the Transaction Documents) to which it is a party or by which any of its properties may be bound.

            (d) This Agreement constitutes the legal, valid and binding obligations of the Trust Company, enforceable against the Trust Company in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium, reorganization, conservatorship, receivership, fraudulent conveyance, preferential transfer, liquidation and other similar laws relating to or affecting the rights and remedies of creditors generally, to principles of equity (regardless of whether considered and applied in a proceeding in equity or at law), standards of good faith, fair dealing, course of dealing, course of performance, materiality, and reasonableness that may be applied by a court, considerations of public policy, and the exercise of judicial discretion, and federal or state securities law and public policy considerations relating to indemnification or contribution.

      Section 6.4 Reliance; Advice of Counsel. (a) The Owner Trustee shall incur no personal liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, note, or other document or paper believed by it to be genuine and believed by it to be signed by an appropriate Person. The Owner Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any Person as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the method of the determination of which is not specifically prescribed herein, the Owner Trustee may for all purposes hereof require and rely on a certificate, signed by an appropriate person as to such fact or matter and such certificate shall constitute full protection to the Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

      (b) In the exercise or administration of the trusts hereunder and in the performance of its duties and obligations under this Agreement or the other Transaction Documents, the Owner Trustee (i) may act directly or through its agents or attorneys pursuant to agreements entered into with any of them, and the Owner Trustee shall not be personally liable for the conduct or misconduct of such agents or attorneys if such agents or attorneys shall have been selected by the Owner Trustee with reasonable care, and (ii) may consult with counsel, accountants and other skilled persons to be selected with reasonable care and employed by it. The Owner Trustee shall not be personally liable for anything done, suffered or omitted in good faith by it in accordance with the written opinion or advice of any such counsel, accountants or other such persons and not in conflict with an express obligation of the Owner Trustee under this Agreement or any Transaction Document.

      Section 6.5 Not Acting in Individual Capacity. Except as provided in
Section 6.3, in accepting the trusts hereby created, the Trust Company acts solely as Owner Trustee hereunder and not in its individual capacity, and all Persons having any claim against the Owner Trustee by reason of the transactions contemplated by this Agreement or any other Transaction Document shall look only to the Issuer Trust Estate for payment or satisfaction thereof.

      Section 6.6 Owner Trustee Not Liable for Notes or Receivables. The recitals contained herein and in the Certificate (other than the execution by the Owner Trustee of the Certificate on behalf of the Trust, the representations and warranties of the Trust Company contained in Section 6.3 hereof and the certificate of authentication of the Owner Trustee on the Certificate, as applicable) shall be taken as the statements of the Depositor, and the Owner Trustee assumes no personal responsibility for the correctness thereof. The Owner Trustee makes no representations as to the validity or sufficiency of this Agreement, of any other Transaction Document or of the Certificate (other than as to the due execution by the Owner Trustee of the Certificate on behalf of the Trust and the certificate of authentication of the Owner Trustee on the Certificate, as applicable, and as specified in Section 6.3 hereof) or the Notes, or of any Receivables or related documents. The Owner Trustee shall at no time have any responsibility or personal liability for or with respect to the legality, validity and enforceability of any Receivable, or the perfection and priority of any security interest created by any Receivable or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Issuer Trust Estate or its ability to generate the payments to be distributed to Certificateholder under this Agreement or the Noteholders under the Indenture, including, without limitation, the existence, condition and ownership of any Financed Vehicle, the existence and enforceability of any insurance thereon, the existence and contents of any Receivable on any computer or other record thereof, the validity of the assignment of any Receivable to the Trust or of any intervening assignment, the completeness of any Receivable, the performance or enforcement of any Receivable, the compliance by the Depositor or the Servicer with any warranty or representation made under any Transaction Document or in any related document or the accuracy of any such warranty or representation or any action of the Indenture Trustee or the Servicer or any subservicer taken in the name of the Owner Trustee.

      Section 6.7 Owner Trustee May Own Notes. The Owner Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may deal with the Depositor, the Indenture Trustee and the Servicer in banking transactions with the same rights as it would have if it were not Owner Trustee.

      Section 6.8 Licenses. The Depositor shall cause the Trust to use its best efforts to obtain and maintain the effectiveness of any licenses required in connection with this Agreement and the other Transaction Documents and the transactions contemplated hereby and thereby until such time as the Trust shall terminate in accordance with the terms hereof.

                                   ARTICLE VII

                          COMPENSATION OF OWNER TRUSTEE

      Section 7.1 Owner Trustee's Fees and Expenses. The Trust Company shall receive as compensation for its services hereunder such fees as have been separately agreed upon before the date hereof between the Servicer and the Trust Company, and the Trust Company shall be entitled to be reimbursed by the Servicer for its other reasonable expenses hereunder, including, but not limited to, the reasonable compensation, expenses and disbursements of such agents, representatives, experts and counsel as the Trust Company may employ in connection with the exercise and performance of its or the Owner Trustee's powers, rights or duties hereunder and under the Transaction Documents.

      Section 7.2 Indemnification. The Depositor shall be liable as primary obligor for, and shall indemnify, defend and hold harmless the Trust Company and its officers, directors, successors, assigns, agents and servants (collectively, the "Indemnified Parties") from and against, any and all liabilities, obligations, losses, damages, taxes, claims, actions and suits, and any and all reasonable costs, expenses and disbursements (including reasonable legal fees and expenses) of any kind and nature whatsoever (collectively, "Expenses") which may at any time be imposed on, incurred by, or asserted against the Owner Trustee or any Indemnified Party in any way relating to or arising out of this Agreement, the Transaction Documents, the Issuer Trust Estate, the administration of the Issuer Trust Estate or the action or inaction of the Owner Trustee hereunder, except only that the Depositor shall not be liable for or required to indemnify the Trust Company from and against Expenses arising or resulting from any of the matters described in clause (i) or (ii) of the third sentence of Section 6.1. The indemnities, rights and obligations under this Section and Section 7.1 shall survive the resignation or removal of the Owner Trustee or the termination of this Agreement. In any event of any claim, action or proceeding for which indemnity will be sought pursuant to this Section, the Owner Trustee's choice of legal counsel shall be subject to the approval of the Depositor which approval shall not be unreasonably withheld. The Servicer shall also provide indemnification to the Indemnified Parties and Owner Trustee pursuant to, and to the extent required by, Section 9.01 of the Sales and Servicing Agreement.

      Notwithstanding any other provision herein or elsewhere, to the extent that amounts owed to the Trust Company or another Indemnified Party under
Section 7.1 or Section 7.2 are not paid promptly (and in any event within 30 days of demand therefor) by or on behalf of the Depositor in accordance with
Section 7.1 or Section 7.2, such amounts shall promptly be paid to the Trust Company or other Indemnified Party by Bay View Acceptance in its capacity as Servicer.

      Section 7.3 Payments to the Owner Trustee. Any amounts paid to the Owner Trustee pursuant to this Article VII shall be deemed not to be a part of the Issuer Trust Estate immediately after such payment.

      Section 7.4 Non-recourse Obligations. Notwithstanding anything in this Agreement or any Transaction Document, the Owner Trustee agrees in its individual capacity and in its capacity as Owner Trustee for the Trust that all obligations of the Trust to the Owner Trustee individually or as Owner Trustee of the Trust shall be (a) limited recourse obligations that will be paid only to the extent of funds available to the Trust that are not needed to pay the Noteholders and other Persons pursuant to the Indenture, (b) do not represent a claim against the Trust under Section 101 of the Bankruptcy Code to the extent funds are not available to pay such amounts, and (c) with recourse to the Issuer Trust Estate only and specifically shall be without recourse to the assets of the Certificateholder.

                                  ARTICLE VIII

                         TERMINATION OF TRUST AGREEMENT

      Section 8.1 Termination of Trust Agreement. (a) This Agreement shall terminate and the Trust shall dissolve, be wound up and terminate in accordance with Section 3808 of the Statutory Trust Statute and be of no further force or effect upon the latest of (i) the maturity or other liquidation of the last Receivable and the subsequent distribution of amounts in respect of such Receivables as provided in the Transaction Documents and (ii) the payment to the Certificateholder of all amounts required to be paid to it pursuant to this Agreement, the payment to the Noteholders and other Persons all amounts owed to them pursuant to the terms of the Indenture; provided, however, that the indemnities, rights and obligations under Section 7.1 and Section 7.2 shall survive the termination of the Trust. The Depositor or the Servicer shall promptly notify the Owner Trustee and the Indenture Trustee of any prospective termination pursuant to this Section. The bankruptcy, liquidation, dissolution, death or incapacity of the Certificateholder, shall not (x) operate to dissolve or terminate this Agreement or the Trust, nor (y) entitle the Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of all or any part of the Trust or Issuer Trust Estate nor (z) otherwise affect the rights, obligations and liabilities of the parties hereto.

      (b) Neither the Depositor nor the Certificateholder shall be entitled to revoke or terminate the Trust.

      (c) Notice of any termination of the Trust, specifying the Payment Date upon which the Certificateholder shall surrender the Certificate to the Indenture Trustee for payment of the final distribution and cancellation, shall be given by the Owner Trustee by letter to the Certificateholder mailed within five Business Days of receipt by the Owner Trustee of notice of such termination from the Servicer given pursuant to Article XI of the Indenture, stating (i) the Payment Date upon or with respect to which final payment of the Certificate shall be made upon presentation and surrender of the Certificate at the office of the Indenture Trustee therein designated, (ii) the amount of any such final payment, (iii) that the Record Date otherwise applicable to such Payment Date is not applicable, payments being made only upon presentation and surrender of the Certificate at the office of the Indenture Trustee therein specified and (iv) interest will cease to accrue on the Certificate. The Owner Trustee shall give such notice to the Indenture Trustee at the time such notice is given to the Certificateholder. Upon presentation and surrender of the Certificate, the Indenture Trustee shall cause to be distributed to the Certificateholder any amounts distributable on such Payment Date pursuant to the Indenture.

      In the event that the Certificateholder shall not surrender the Certificate for cancellation within six months after the date specified in the above mentioned written notice, the Owner Trustee shall give a second written notice to the Certificateholder to surrender the Certificate for cancellation and receive the final distribution with respect thereto. If within one year after the second notice the Certificate shall not have been surrendered for cancellation, the Owner Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the Certificateholder concerning surrender of its Certificate, and the cost thereof shall be paid out of the funds and other assets that shall remain subject to this Agreement. Any funds remaining in the Trust after exhaustion of such remedies shall be distributed, subject to applicable escheat laws, by the Indenture Trustee to the Holder.

      (d) Upon receipt of written notice from the Holder of the completion of the winding up of the Trust in accordance with Section 3808 of the Statutory Trust Statute and its termination, the Owner Trustee shall cause the Certificate of Trust to be canceled by filing a certificate of cancellation with the Secretary of State in accordance with the provisions of Section 3810 of the Statutory Trust Statute.

                                   ARTICLE IX

             SUCCESSOR OWNER TRUSTEES AND ADDITIONAL OWNER TRUSTEES

      Section 9.1 Eligibility Requirements for Owner Trustee. The Owner Trustee shall at all times be an entity (i) satisfying the provisions of Section 3807(a) of the Statutory Trust Statute; (ii) authorized to exercise corporate trust powers; (iii) having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authorities; (iv) acceptable to the Majority Holders in their sole discretion (it being understood that Wilmington Trust Company, is acceptable to the Majority Holders on the Closing Date); and (v) subject to supervision or regulation by federal or State authorities. If such entity shall publish reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section, the combined capital and surplus of such entity shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of this Section, the Owner Trustee shall resign immediately in the manner and with the effect specified in Section 9.2.

      Section 9.2 Resignation or Removal of Owner Trustee. The Owner Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Depositor, the Indenture Trustee, the Agent and the Servicer. Upon receiving such notice of resignation, the Depositor shall promptly appoint a successor Owner Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Owner Trustee and one copy to the successor Owner Trustee. If no successor Owner Trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Owner Trustee, at the expense of the Depositor may petition any court of competent jurisdiction for the appointment of a successor Owner Trustee; provided, however, that such right to appoint or petition for the appointment of a successor shall in no event relieve the resigning Owner Trustee from any obligations otherwise imposed on it under the Transaction Documents until such successor has, in accordance with
Section 9.3, executed, acknowledged, and delivered an instrument accepting such appointment under this Agreement.

      If at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of Section 9.1 and shall fail to resign after written request therefor by the Depositor, or if at any time the Owner Trustee shall be legally unable to act, or shall be adjudged bankrupt or insolvent, or a receiver of the Owner Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Owner Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Depositor with the consent of the Majority Holders may remove the Owner Trustee. If the Depositor shall remove the Owner Trustee under the authority of the immediately preceding sentence, the Depositor shall promptly appoint a successor Owner Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the outgoing Owner Trustee so removed, one copy to the Indenture Trustee and one copy to the successor Owner Trustee, and shall pay all fees owed to the outgoing Owner Trustee.

      Any resignation or removal of the Owner Trustee and appointment of a successor Owner Trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor Owner Trustee pursuant to Section 9.3 and, in the case of a removal, payment of all fees and expenses owed to the outgoing Owner Trustee in its individual capacity.

      Section 9.3 Successor Owner Trustee. Any successor Owner Trustee appointed pursuant to Section 9.2 shall execute, acknowledge and deliver to the Depositor, the Indenture Trustee, the Servicer, the Agent and to its predecessor Owner Trustee an instrument accepting such appointment under this Agreement, and thereupon the resignation or removal of the predecessor Owner Trustee shall become effective and such successor Owner Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor under this Agreement, with like effect as if originally named as Owner Trustee. The predecessor Owner Trustee shall upon payment of fees and expenses payable to it in its individual capacity deliver to the successor Owner Trustee all documents and statements and monies held by it under this Agreement; and the Depositor and the predecessor Owner Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Owner Trustee all such rights, powers, duties and obligations.

      No successor Owner Trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor Owner Trustee shall be eligible pursuant to Section 9.1.

      Upon acceptance of appointment by a successor Owner Trustee pursuant to this Section, the Servicer shall mail notice of the successor of such Owner Trustee to the Certificateholder, the Indenture Trustee, the Depositor, the Agent and the Noteholders. If the Servicer shall fail to mail such notice within 10 days after acceptance of appointment by the successor Owner Trustee, the successor Owner Trustee shall cause such notice to be mailed at the expense of the Servicer.

      Section 9.4 Merger or Consolidation of Owner Trustee. Any Person into which the Trust Company may be merged or converted or consolidated, or any entity resulting from any merger, conversion or consolidation to which the Trust Company shall be a constituent entity, or any Person succeeding to all or substantially all of the corporate trust business of the Trust Company, shall be the successor Owner Trustee hereunder, without the execution or filing of any instrument or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding provided such Person shall be eligible pursuant to Section 9.1.

      Section 9.5 Appointment of Co-Trustee or Separate Trustee. Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Issuer Trust Estate or any Financed Vehicle may at the time be located, the Servicer and the Owner Trustee acting jointly shall have the power and authority and shall execute and deliver all instruments to appoint one or more Persons approved by the Owner Trustee and the Majority Holders to act as co-trustee, jointly with the Owner Trustee, or separate trustee or separate trustees, of all or any part of the Issuer Trust Estate, and to vest in such Person, in such capacity, such title to the Trust, or any part thereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Servicer and the Owner Trustee may consider necessary or desirable. If the Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, the Owner Trustee subject to the approval of the Majority Holders (which approval shall not be unreasonably withheld) shall have the power and authority and be authorized to make such appointment. No co-trustee or separate trustee under this Agreement shall be required to meet the terms of eligibility as a successor trustee pursuant to Section 9.1 and no notice of the appointment of any co-trustee or separate trustee shall be required pursuant to Section 9.3.

      Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

            (i) all rights, powers, duties and obligations conferred or imposed upon the Owner Trustee shall be conferred upon and exercised or performed by the Owner Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Owner Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Owner Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Owner Trustee;

            (ii) no trustee under this Agreement shall be personally liable by reason of any act or omission of any other trustee under this Agreement; and

            (iii) the Servicer and the Owner Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

      Any notice, request or other writing given to the Owner Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Owner Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the personal liability of, or affording protection to, the Owner Trustee. Each such instrument shall be filed with the Owner Trustee and a copy thereof given to the Servicer and the Agent.

      Any separate trustee or co-trustee may at any time appoint the Owner Trustee as its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Owner Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

                                    ARTICLE X

                                  MISCELLANEOUS

      Section 10.1 Supplements and Amendments. (a) This Agreement may be amended by the Depositor and the Trust Company with prior written notice to the Lender Group Agents, without the consent of any of the Certificateholder or the Noteholders, (i) to cure any ambiguity or defect or (ii) to correct, supplement or modify any provisions in this Agreement; provided, however, that such action shall not, as evidenced by an Opinion of Counsel which may be based as to purely factual matters upon a certificate of the Servicer, adversely affect in any material respect the interests of any Certificateholder or Noteholder.

      (b) This Agreement may also be amended from time to time by the Depositor and the Trust Company with prior written notice to the Lender Group Agents, to the extent such amendment materially and adversely affects the interests of the Noteholders, with the consent of the Noteholders evidencing not less than a majority of the principal balance of the Notes, and the consent of the Certificateholder (which consent of any Holder of a Certificate or Note given pursuant to this Section or pursuant to any other provision of this Agreement shall be conclusive and binding on such Holder) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Certificateholder or the Noteholders; provided, however, that no such amendment shall (a) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Receivables or distributions that shall be required to be made for the benefit of the Certificateholder or the Noteholders or (b) reduce the aforesaid percentage of the principal balance of the Notes required to consent to any such amendment, without the consent of the Holders of all the outstanding Notes and the Certificateholder.

      Promptly after the execution of any such amendment or consent, the Owner Trustee shall furnish written notification of the substance of such amendment or consent to the Certificateholder, the Indenture Trustee and the Agent.

      It shall not be necessary for the consent of Certificateholder or the Noteholders pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents (and any other consents of the Certificateholder provided for in this Agreement or in any other Transaction Document) and of evidencing the authorization of the execution thereof by Certificateholder shall be subject to such reasonable requirements as the Owner Trustee may prescribe. Promptly after the execution of any amendment to the Certificate of Trust, the Owner Trustee shall cause the filing of such amendment with the Secretary of State.

      Prior to the execution of any amendment to this Agreement or the Certificate of Trust, the Owner Trustee (as such and in its individual capacity) shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and that all conditions precedent to the execution and delivery of such amendment have been satisfied. The Owner Trustee (as such and in its individual capacity) may, but shall not be obligated to, enter into any such amendment which affects the Owner Trustee's or the Trust Company's own rights, powers, authority, duties, benefits protection privileges, indemnities or immunities under this Agreement or otherwise. Notwithstanding any other provision herein or elsewhere, no amendment, supplement, waiver, or consent of or with respect to any of the Transaction Documents that affects any right, power, authority, duty, benefit, protection, privilege, immunity, or indemnity of the Owner Trustee or the Trust Company shall be binding on the Owner Trustee or the Trust Company unless the Owner Trustee and the Trust Company shall have expressly consented thereto in writing.

      Section 10.2 No Legal Title to Issuer Trust Estate in Certificateholder. The Certificateholder shall not have legal title to any part of the Issuer Trust Estate. The

Certificateholder shall be entitled to receive distributions in accordance with
Article VIII. No transfer, by operation of law or otherwise, of any right, title or interest of the Certificateholder to and in its ownership interest in the Issuer Trust Estate shall operate to terminate this Agreement or dissolve the trust hereunder or entitle any transferee to an accounting or to the transfer to it of legal title to any part of the Issuer Trust Estate.

      Section 10.3 Limitations on Rights of Others. The provisions of this Agreement are solely for the benefit of the Owner Trustee, the Trust Company, the Depositor, the Certificateholders, the Servicer and, to the extent expressly provided herein, the Lender Group Agents, the Indenture Trustee and the Noteholders, and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Issuer Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

      Section 10.4 Notices. (a) Unless otherwise expressly specified or permitted by the terms hereof, all notices and communications shall be in writing and shall be deemed given upon receipt personally delivered, delivered by overnight courier or mailed first class mail or certified mail, in each case return receipt requested, and shall be deemed to have been duly given upon receipt, if to the Owner Trustee, addressed to the Corporate Trust Office; if to the Depositor, at such other address as shall be designated in the Sale and Servicing Agreement or by such party in a written notice to each other party.

      (b) Any notice required or permitted to be given to a Certificateholder shall be given by personal delivery, overnight courier or first-class mail, postage prepaid, at the address of the Holder. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

      Section 10.5 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

      Section 10.6 Separate Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

      Section 10.7 Assignments. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. Any request, notice, direction, consent, waiver or other instrument or action by a Holder shall bind the successors and assigns of such Holder.

      Section 10.8 No Recourse. The Certificateholder by accepting the Certificate acknowledges that the Certificate represents a beneficial interest in the Trust only and does not represent interests in or obligations of the Depositor, the Servicer, the Owner Trustee (as such or in its individual capacity), the Indenture Trustee, the Lender Group Agents or any Affiliate thereof and no recourse may be had against such Persons or their assets, except as may be expressly set forth or contemplated in this Agreement, the Certificate or the Transaction Documents to which they are a party.

      Section 10.9 Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

      Section 10.10 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

      Section 10.11 Servicer. Servicer has power and authority and is authorized to prepare, or cause to be prepared, execute, file and deliver on behalf of the Trust all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty, or within the power, of the Trust or Owner Trustee to prepare or cause to be prepared, execute, file or deliver pursuant to the Transaction Documents. Upon written request, the Owner Trustee shall execute and deliver to the Servicer a limited power of attorney appointing the Servicer the Trust's agent and attorney-in-fact to prepare, or cause to be prepared, execute, file and deliver all such documents, reports, filings, instruments, certificates and opinions.

      Section 10.12 No Petition. The Owner Trustee (in its individual capacity and as Owner Trustee), by entering into this Agreement, the Depositor, by entering into this Agreement, each Certificateholder, by accepting a Certificate, and the Indenture Trustee, the Agent and each Noteholder by accepting the benefits of this Agreement, hereby covenants and agrees that they will not at any time institute against the Depositor, the Trust or any Noteholder, or join in any institution against the Depositor, the Trust or any Noteholder of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy or similar law in connection with any obligations relating to the Certificate, the Notes, this Agreement or any of the Transaction Documents.

                  [Remainder of page intentionally left blank.]

      IN WITNESS WHEREOF, the parties hereto have caused this Trust Agreement to be duly executed by their respective officers hereunto duly authorized as of the day and year first above written.

                                    WILMINGTON TRUST COMPANY
                                     Owner Trustee

                                    By: /s/ Anita E. Dallago
                                        ----------------------------------------
                                        Name: Anita E. Dallago
                                        Title: Senior Financial Services Officer

                        SIGNATURE PAGE TO TRUST AGREEMENT

                                              BAY VIEW WAREHOUSE CORPORATION
                                                Depositor

                                              By: /s/ John K. Okubo
                                                  ------------------------------
                                                  Name: John K. Okubo
                                                  Title: Chief Financial Officer

                        SIGNATURE PAGE TO TRUST AGREEMENT

ACKNOWLEDGED AND AGREED:

BAY VIEW ACCEPIANCE CORPORATION

By: /s/ John K. Okubo
    ------------------------------
    Name: John K. Okubo
    Title: Chief Financial Officer

                        SIGNATURE PAGE TO TRUST AGREEMENT

                                                                       EXHIBIT A

Number
R-1

                                   CERTIFICATE

evidencing a beneficial ownership interest in certain distributions of the Trust, as defined below, the property of which includes a pool of retail installment sale contracts secured by new or used automobiles, vans or light duty trucks and sold to the Trust by the Depositor and the assets related thereto.

      This Certificate is not transferable, except under the limited conditions specified in the Trust Agreement.

(THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE DEPOSITOR OR ANY OF ITS AFFILIATES, EXCEPT TO THE EXTENT DESCRIBED BELOW.)

      This certifies that Bay View Warehouse Corporation, a Delaware corporation, is the registered owner of a nonassessable, fully-paid, beneficial ownership interest in Bay View 2005 Warehouse Trust (the "Trust") formed by Bay View Warehouse Corporation, a Delaware corporation (the "Depositor").

      The Trust was created pursuant to a Trust Agreement dated as of June 20, 2005 (as amended and restated from time to time, the "Trust Agreement"), between the Depositor and Wilmington Trust Company, as owner trustee (the "Owner Trustee"), a summary of certain of the pertinent provisions of which is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Trust Agreement.

      This is the duly authorized Certificate designated as "Certificate" (herein called the "Certificate"). Also issued under the Indenture, dated as of June 20, 2005, among the Trust and JPMorgan Chase Bank, N.A., as indenture trustee, are one class of Automobile Receivables-Backed Notes, Series 2005-1, (the "Notes"). This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the holder of this Certificate by virtue of the acceptance hereof assents and by which such holder is bound. The property of the Trust includes a pool of retail installment sale contracts secured by new and used automobiles, vans, sport utility vehicles or light duty trucks (the "Receivables"), all monies due thereunder on or after Initial Cutoff Date, security interests in the vehicles financed thereby, certain bank accounts and the proceeds thereof, proceeds from claims on certain insurance policies and certain other rights under the Trust Agreement and the Sale and Servicing Agreement, all right to, and interest of the Depositor in and to the Contribution Agreement dated as of June 20, 2005, between Bay View Acceptance Corporation and the Depositor and all proceeds of the foregoing.

      The Holder of this Certificate acknowledges and agrees that its rights to receive distributions in respect of this Certificate are subordinated to the rights of the Noteholders as described in the Sale and Servicing Agreement, the Indenture, the Trust Agreement and the Transaction Documents, as applicable.

                                                                       EXHIBIT A

      Distributions on this Certificate will be made as provided in the Trust Agreement by wire transfer or check mailed to the Certificateholder without the presentation or surrender of this Certificate or the making of any notation hereon. Except as otherwise provided in the Trust Agreement and notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Owner Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for the purpose by the Indenture Trustee in New York, New York.

      The Certificate does not represent an obligation of, or an interest in, the Depositor, the Servicer, the Owner Trustee (as such or in its individual capacity) or any Affiliates of any of them and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated herein or in the Trust Agreement, the Indenture or the Transaction Documents to which they are a party. In addition, this Certificate is not guaranteed by any governmental agency or instrumentality and is limited in right of payment to certain collections with respect to the Receivables, all as more specifically set forth herein and in the Indenture and the Sale and Servicing Agreement and the Transaction Documents. A copy of each of the Indenture, the Sale and Servicing Agreement and the Trust Agreement may be examined during normal business hours at the principal office of the Depositor, and at such other places, if any, designated by the Depositor, by any Certificateholder upon written request.

      The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor under the Trust Agreement at any time by the Depositor and the Owner Trustee with the consent of the Noteholders and the Certificateholder. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and on all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholder or the Noteholders.

      As provided in the Trust Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies of the Certificate Registrar maintained by the Certificate Registrar in New York, New York, accompanied by a written instrument of transfer in form satisfactory to the Owner Trustee and the Certificate Registrar duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon a new Certificate evidencing the same aggregate interest in the Trust will be issued to the designated transferee. The initial Certificate Registrar appointed under the Trust Agreement is JPMorgan Chase Bank, N.A. No service charge will be made for any such registration of transfer or exchange, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

      The Owner Trustee and any agent of the Owner Trustee may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and neither of the Owner Trustee nor any such agent shall be affected by any notice to the contrary.

                                                                       EXHIBIT A

      The obligations and responsibilities created by the Trust Agreement and the Trust created thereby shall terminate upon the payment to the Certificateholder of all amounts required to be paid to it pursuant to the Trust Agreement and the Indenture and the disposition of all property held as part of the Trust.

      The Certificate may not be acquired by (a) an employee benefit plan (as defined in Section 3(3) of ERISA) that is subject to the provisions of Title I of ERISA, (b) a plan (as defined in Section 4975(e)(1) of the Code) that is subject to subject to Section 4975 or (c) any entity whose underlying assets include assets of a plan described in (a) or (b) above by reason of such plan's investment in the entity (each, a "Benefit Plan"). By accepting and holding this Certificate, the Holder hereof shall be deemed to have represented and warranted that it is not a Benefit Plan.

      The recitals contained herein shall be taken as the statements of the Depositor or the Servicer, as the case may be, and the Owner Trustee assumes no personal responsibility for the correctness thereof. The Owner Trustee makes no representations as to the validity or sufficiency of this Certificate or of any Receivable or related document.

      Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Owner Trustee, by manual or facsimile signature, this Certificate shall not entitle the Holder hereof to any benefit under the Trust Agreement, the Indenture or the Sale and Servicing Agreement or be valid for any purpose.

      THIS CERTIFICATE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

      TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN RESTRICTIONS SET FORTH IN SECTION 3.8 OF THE TRUST AGREEMENT.

                                                                       EXHIBIT A

      IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Trust and not in its individual capacity, has caused this Certificate to be duly executed.

                                 BAY VIEW 2005 WAREHOUSE TRUST

                                 By: WILMINGTON TRUST COMPANY, not in
                                     its individual capacity but solely as Owner
                                     Trustee

Dated:  ________________________    By ____________________________________

                                                                       EXHIBIT A

      OWNER TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is the Certificate referred to in the within-mentioned Trust Agreement.

                                               WILMINGTON TRUST COMPANY,
                                             not in its individual capacity
                                              but solely as Owner Trustee

                                        By: ____________________________________

                                                                       EXHIBIT A

                                   ASSIGNMENT

      FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE

________________________________________________________________________________
(Please print or type name and address, including postal zip code, of assignee)

________________________________________________________________________________
the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing

____________________________________ Attorney to transfer said Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.

Dated:                                  _______________________________________*
                                         Signature

Guaranteed:                             _______________________________________*

-------------------
*Notice: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Certificate Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Certificate Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                    EXHIBIT B

                                     FORM OF

                              CERTIFICATE OF TRUST

                                       OF

                          BAY VIEW 2005 WAREHOUSE TRUST

      THIS Certificate of Trust of BAY VIEW 2005 WAREHOUSE TRUST (the "Trust") is being duly executed and filed on behalf of the Trust by the undersigned, as owner trustee, to form a statutory trust under the Delaware Statutory Trust Act (12 Del. C. Section 3801 et seq.) (the "Act").

      1. Name. The name of the statutory trust formed by this Certificate of Trust is "Bay View 2005 Warehouse Trust."

      2. Delaware Trustee. The name and business address of a trustee of the Trust having its principal place of business in the State of Delaware is One Rodney Square North, 1100 Market Street, Wilmington, Delaware 19890-0001.

      3. Effective Date. This Certificate of Trust shall be effective upon filing.

      IN WITNESS WHEREOF, the undersigned has duly executed this Certificate of Trust in accordance with Section 3811(a)(1) of the Act.

                                               WILMINGTON TRUST COMPANY,
                                             not in its individual capacity
                                              but solely as Owner Trustee

                                        By: ____________________________________

                                       B-1